AMENDMENT NO. 1
                               TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment") is entered into as of the Effective Date (as defined below) by and among:

         (1) NU SKIN ENTERPRISES, INC., a Delaware corporation formerly named Nu Skin Asia Pacific, Inc. ("NSE");

         (2) NU SKIN JAPAN CO., LTD., a Japanese corporation ("NSJ");

         (3) The financial institutions listed in Schedule I to the Credit Agreement described below (such financial institutions referred to herein collectively as "Lenders"); and

         (4) ABN  AMRO  BANK  N.V.,  as agent  for  Lenders  (in such  capacity,
"Agent").

                                    RECITALS

         A. Certain credit facilities are being provided to NSE and NSJ (collectively, "Borrowers") upon the terms and subject to the conditions of a Credit Agreement, dated as of May 8, 1998, by and among Borrowers, Lenders and Agent (the "Credit Agreement", the terms defined therein being used herein as therein defined).

         B. From time to time in connection with bona fide hedging operations, Borrowers may request that one or more Lenders or their Affiliates enter into Rate Contracts and, to induce such Lenders or their Affiliates to enter into such Rate Contracts, Borrowers requests that such Rate Contracts be entitled to share ratably in the benefits of any guaranties and security provided for the credit facilities under the Credit Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. Amendments to Section I. Interpretation.

                  (a) The definition of "Credit Documents" in Section I of the Credit Agreement is hereby amended to add the words ", the Lender Rate Contracts" after the words "Security Documents".

                  (b) A definition of "Lender Rate  Contract" is hereby added to
Section I of the Credit Agreement as follows:

                  "Lender Rate Contract" shall mean any Rate Contract entered into by either Borrower or its Subsidiaries with a Lender or its Affiliates as permitted by this Agreement.

         2. Amendment to Paragraph 2.11 Taxes on Payment. Paragraph 2.11 of the Credit Agreement is hereby amended to add the following new subparagraph (e):

                  (e) Lender Rate Contracts. Nothing contained in this Paragraph
         2.11 shall override or supercede any term or provision of any Lender Rate Contract regarding withholding taxes relating to Rate Contracts.

         3.       Amendments to Section VI Default.

                  (a) Paragraph 6.01(a) of the Credit Agreement is hereby amended to add the following new clause (ii) and to renumber former clause (ii) as clause (iii):

         , (ii) fail to make any payment or transfer when due under any Lender Rate Contract,

                  (b) A new Paragraph 6.03 is hereby added to the Credit Agreement as follows:

                  6.03. Lender Rate Contract Remedies. Notwithstanding any other provision of this Section VI, each Lender or its Affiliate which has entered into a Lender Rate Contract shall have the right, with prior notice to Agent, but without the approval or consent of Agent or any other Lender, (a) to declare an event of default, termination event or other similar event thereunder which will result in the early termination of such Lender Rate Contract, (b) to determine net termination amounts in accordance with the terms of such Lender Rate Contract and to set-off amounts between Lender Rate Contracts of such Lender, and (c) to prosecute any legal action against either Borrower or its Subsidiaries to enforce net amounts owing to such Lender or its Affiliate under such Lender Rate Contracts.

         4. Amendment to Paragraph 8.05 Successors and Assigns. Subparagraph 8.05(c) of the Credit Agreement is hereby amended to delete the word "and" at the end of clause (v), to delete the period at the end of clause (vi) and substitute "; and", and to add the following new clause (vii):

                  (vii) Any Assignor Lender which is, or which has an Affiliate which is, a party to a Lender Rate Contract may not make an Assignment of all of its Commitment or all of its Loans to an Assignee Lender unless such Assignee Lender or its Affiliate shall also assume all obligations of such Assignor Lender or its Affiliate with respect to such Lender Rate Contract.

         5. Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all parties hereto shall be deemed to constitute a complete, executed original for all purposes.

         6. Effective Date. This Amendment shall become effective on the date (the "Effective Date") when Agent has received counterparts of this Amendment executed by both Borrowers, the Required Lenders and Agent.

         7. Reference to and Effect on Credit Documents. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereof," "herein," and "hereunder" and words of similar import, and each reference in the other Credit Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Effective Date.

BORROWERS:                NU SKIN ENTERPRISES, INC.


                          By: /s/ Corey B. Lindley
                                Name:  Corey B. Lindley
                                Title: Chief Financial Officer
                                Date:  June 29, 1998


                          NU SKIN JAPAN CO., LTD.


                          By: /s/ Steven J. Lund
                                Name:  Steven J. Lund
                                Title: Representative Director
                                Date:  June 29, 1998


AGENT:                    ABN AMRO BANK N.V.


                          By: /s/ Tamira Treffers-Herrera
                                Name:  Tamira Treffers-Herrera
                                Title: Vice President & Director


                          By: /s/ Robert Protass
                                Name:  Robert Protass
                                Title: Assistant Vice President

                          Date: June 29, 1998


LENDERS:                  ABN AMRO BANK N.V.


                          By: /s/ Tamira Treffers-Herrera
                                Name:  Tamira Treffers-Herrera
                                Title: Vice President & Director


                          By: /s/ Robert Protass
                                Name:  Robert Protass
                                Title: Assistant Vice President

                          Date: June 29, 1998


                          BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION


                          By: /s/ Kevin C. Leader
                                Name:  Kevin C. Leader
                                Title: Vice President
                                Date:  June 22, 1998


                          BANK ONE, UTAH, NATIONAL ASSOCIATION


                          By: /s/ Stephen A. Cazier
                                Name:  Stephen A. Cazier
                                Title: Vice President
                                Date:


                          BANQUE NATIONALE DE PARIS


                          By: /s/ D. Guy Gibb
                                Name:  D. Guy Gibb
                                Title: Vice President


                          By: /s/ Jeffery S. Kajisa
                                Name:  Jeffery S. Kajisa
                                Title: Assistant Vice President

                          Date:


                          KEYBANK NATIONAL ASSOCIATION


                          By: /s/ J.T. Taylor
                                Name:  J.T. Taylor
                                Title: Vice President


                          By:
                                Name:
                                Title:

                          Date: June 22, 1998


                          NATIONSBANK, N.A.


                          By: /s/ Natalie E. Herbert
                                Name:  Natalie E. Herbert
                                Title: Vice President
                                Date:  June 25, 1998


                          UNION BANK OF CALIFORNIA, N.A.


                          By: /s/ David E. Taylor
                                Name:  David E. Taylor
                                Title: Vice President
                                Date:


                          U.S. BANK, NATIONAL ASSOCIATION


                          By: /s/ Thomas A. Eshom
                                Name:  Thomas A. Eshom
                                Title: Vice President
                                Date:  June 26, 1998


                          ZIONS FIRST NATIONAL BANK


                          By: /s/ Richard W. Thomsen
                                Name:  Richard W. Thomsen
                                Title: Vice President
                                Date:  July 6, 1998